Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), is made and entered into as of _______, 2015, by and between Cleveland BioLabs, Inc., a Delaware corporation (the “Company”), and David Davidovich.

WHEREAS, the Company and Mr. Davidovich are parties to a Securities Purchase Agreement, dated as of June 24, 2015 (the “Purchase Agreement”), pursuant to which Mr. Davidovich is purchasing Common Stock (as defined below) of the Company;

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain registration rights to the Holder (as defined below) as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:

I.	DEFINITIONS

1.01 Definitions.

(a) The following capitalized terms shall have the meanings set forth below:

“Automatic Registration Statement” means an automatic registration statement as defined in Rule 405 under the Securities Act.

“Board” means the Board of Directors of the Company.

“Common Stock” means the common stock, par value $0.005 per share of the Company.

“Company” means the company or corporation that is the issuer of the Common Stock.

“Commission” means the United States Securities and Exchange Commission.

“Excluded Expenses” means all underwriting discounts, selling commissions.

“Governmental Entity” has the meaning ascribed to such term in the Purchase Agreement.

“Holder” means the Holder on the date hereof, and each of its permitted transferees thereof.

“Initial Registration Statement Date” means the date of effectiveness of the Initial Registration Statement filed pursuant to this Agreement.

“Person” has the meaning ascribed to such term in the Agreement.

“Registrable Securities” means all of the Shares (as defined in the Purchase Agreement) held by a Holder; provided, that such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) (i) upon any sale of such Shares pursuant to a Registration Statement or Rule 144 under the Securities Act (or any similar provision then in force), (ii) upon repurchase by the Company, (iii) when such Registrable Securities otherwise cease to be outstanding, or (iv) when such Registrable Securities become eligible for resale pursuant to Rule 144 without volume or manner-of-sale restrictions.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with Section 2 of this Agreement, including (i) the fees, disbursements and expenses of the Company’s counsel and accountants (including the expenses of any audit letters and “cold comfort” letters required or incidental to the performance of such obligations), (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the Registration Statement, any free writing, preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers, (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of, (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities Laws, (v) the filing fees incident to securing any required review by FINRA of the terms of the sale of the securities to be disposed of, (vi) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (vii) all security engraving and security printing expenses, (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or interdealer quotation system, (ix) all rating agency fees (x) all expenses incurred in connection with any road show, but excluding any Excluded Expenses, and (xi) the fees and expenses of one counsel to the Selling Holders.

“Registration Statement” means any registration statement filed by the Company with the SEC for a public offering and sale of equity securities of the Company pursuant to this Agreement other than (i) a registration statement on Form S-8 or Form S-4, or their successors or any other form for a similar limited purpose, (ii) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another company, (iii) any registration in which the only equity security being registered is a security issuable upon the conversion of debt securities that are also being registered or (iv) a registration of securities in connection with a Rule 145 transaction or series of transactions solely with respect to an employee benefit plan.

“Selling Holder” means a Holder of Registrable Securities included in the relevant Registration Statement.

“WKSI” means a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.

II.	REGISTRATION RIGHTS

2.01 Demand Registration.

(a) Requests for Registration. At any time following the first anniversary of the date hereof, any Holder may, subject to the provisions of this Agreement, and as more particularly set forth in the following subparagraphs of this Section 2.01 and in Section 2.02, request in writing that the Company effect the registration under the Securities Act of at least 5% of the Registrable Securities then outstanding and up to all of the Registrable Securities (an “Initial Requesting Holder”). Such notice shall specify (a) the amount of Registrable Securities proposed to be registered and (b) the intended method or methods and plan of disposition thereof, including whether such requested registration is to involve an underwritten offering. The Company shall give prompt written notice of such registration request to all other Holders. Except as otherwise provided in this Agreement and subject to Section 2.01(i), in the case of an underwritten offering, the Company shall, as expeditiously as possible, prepare and use its commercially reasonable efforts to file (within sixty (60) days after such request has been given) with the SEC a Registration Statement with respect to (i) all Registrable Securities included in the request of any Initial Requesting Holder and (ii) all Registrable Securities included in any request for inclusion delivered by any other Holder (a “Participating Holder”, and together with the Initial Requesting Holder, the “Requesting Holders”) within fifteen (15) days after delivery of the Company’s notice of the Initial Requesting Holder’s registration request to such other Holder, in each case subject to Section 2.01(i) if such offering is an underwritten offering. Thereafter, the Company shall, as expeditiously as possible, use its commercially reasonable efforts, in accordance with Section 2.05, to effect the registration under the Securities Act and applicable state securities Laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request. Subject to Section 2.01(i), the Company may include in such registration other securities of the Company for sale, for the Company’s account or for the account of any other Person.

(b) S-1 Registration. Assuming the Company has maintained its eligibility to file a Registration Statement on Form S-1 (or any successor form), the Holders shall have the right pursuant to Section 2.01(a), and subject to Section 2.01(e), to make five (5) requests for registration on Form S-1 (or any successor form) for a public offering of at least 5% of the Registrable Securities then outstanding and up to all of the Registrable Securities held by any or all of the Holders, for so long as the requesting Person(s) (together with his or their Affiliates and Permitted Assignees) hold at least 5 percent of the Registrable Securities then outstanding. Notwithstanding anything to the contrary in this Section 2.01(b) (i) a registration shall not be counted for purposes of this Section 2.01(b) if the Initial Requesting Holder(s) is/are unable to include at least seventy-five percent (75%) of the Registrable Securities sought to be included in such registration by such Initial Requesting Holder(s) and (ii) the Company shall not be required to make more than two (2) such registrations in any twelve (12) month period.

(c) S-3 Registration; Shelf Registration. Each Holder shall have the right pursuant to Section 2.01(a), and subject to Section 2.01(e), if the Company is eligible to file a Registration Statement on Form S-3 (or any successor form), to request an unlimited number of times that the Company register all or a portion of its Registrable Securities on Form S-3 (or any successor form), including for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC covering such Registrable Securities); provided, further, that in the case of a registration pursuant to this Section 2.01(c), the Company shall use commercially reasonable efforts to file the Registration Statement within (45) days of the receipt of the request from the Initial Requesting Holder(s) and, if the Company is then a WKSI, cause to be immediately effective a Registration Statement that shall constitute an Automatic Registration Statement with respect to all Registrable Securities requested by the Requesting Holder(s) to be included therein.

(d) Delay for Disadvantageous Condition. If the Company shall furnish to the Requesting Holders a certificate signed by the Chief Executive Officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such Registration Statement to either become effective or remain effective for as long as such Registration Statement otherwise would be required to remain effective, because (i) such action would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (ii) such action would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, (iii) such action would render the Company unable to comply with the requirements under the Securities Act or Exchange Act, or (iv) the Company is actively engaged in discussions with underwriters with respect to a registered underwritten public offering of the Company’s securities for the Company’s account with respect to which the Requesting Holders will be able to participate under Section 2.02 and is proceeding with reasonable diligence to effect such offering as expeditiously as possible, then the Company shall have the right to defer such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after receipt of the request of the Initial Requesting Holders (such period of deferral under this Section 2.01(d), the “Postponement Period”); provided, that the Postponement Period, taken together with any Suspension Period pursuant to Section 2.05(c), shall not exceed one hundred and twenty (120) days in any 365-day period.

(e) Limitation on Successive Registrations. The Company shall not be required to effect a registration pursuant to this Section 2.01 for one hundred twenty (120) days immediately following the effective date of a Registration Statement, whether filed pursuant to the prior exercise of any Holder’s registration rights provided for in this Section 2.01 or initiated by the Company to make a primary offering of equity securities. In addition, the Company shall not be required to effect a registration pursuant to this Section 2.01 during the period that is one hundred twenty (120) days before the Company’s good faith estimate of the filing of a Registration Statement, whether filed pursuant to the prior exercise of any Holder’s registration rights provided for in this Section 2.01 or initiated by the Company to make a primary offering of equity securities; provided, that the Company is employing its commercially reasonable efforts to cause such Registration Statement to become effective. In addition, the Company shall not be required to effect more than two (2) registrations requested by Holders during any twelve (12) month period pursuant to this Section 2.01.

(f) Demand Withdrawal. Any Holder may, at any time prior to the effective date of the Registration Statement relating to any requested registration, withdraw its Registrable Securities from a requested registration. If all Registrable Securities are so withdrawn, the Company shall cease all efforts to effect such registration upon such request, without liability to any Requesting Holder. Such registration will be deemed an effected registration for purposes of Section 2.01(b) and Section 2.01(c) unless the Requesting Holders shall have paid or reimbursed the Company for the Registration Expenses of the Company in connection with such withdrawn requested registration; provided, that if at the time of such withdrawal, the Requesting Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Requesting Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this Section 2.01.

(g) Effective Registration. Subject to Section 2.01(f) but notwithstanding any other provision of this Agreement to the contrary, a Registration Statement filed pursuant to this Section 2.01 shall not be deemed to have been effected (including for purposes of Section 2.01(b) and 2.01(c)) unless it has become effective and shall have remained effective for one hundred eighty (180) days (excluding any Postponement Periods or Suspension Periods pursuant to Section 2.01(d) or Section 2.05(c), respectively) or such shorter period as may be required to sell all Registrable Securities included in the relevant Registration Statement; provided, that in the case of any registration on Form S-3 of Registrable Securities that are intended to be offered on a continuous or delayed basis (a “Shelf Registration Statement”), such 180-day period shall be extended, if necessary, to keep the Shelf Registration Statement effective until all such Registrable Securities are sold. In no event shall a registration be deemed to have been effected (i) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity for any reason other than a misrepresentation or an omission by any Requesting Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related Registration Statement or (ii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than solely by reason of some act or omission by any Requesting Holder. Once a Shelf Registration Statement has been declared or has become effective, the Holders may request, and the Company shall be required to facilitate, an unlimited number of underwritten offerings of Registrable Securities pursuant to such Shelf Registration Statement. Notwithstanding anything to the contrary contained herein, the Company shall cause all of the Holder(s) Registrable Securities to be registered pursuant to one or more effective registration statements within 120 days of the initial request by the Holder(s) to do so; provided that such request cannot be made until after the first anniversary of the date hereof.

(h) Selection of Underwriters. The Requesting Holders of a majority of the Registrable Securities to be included in any registration requested under this Section 2.01 may request that the registration be effected as an underwritten offering. In addition, the Company may choose to conduct any registration requested under this Section 2.01 as an underwritten offering. The holders of a majority of the Registrable Securities to be included in such offering shall have the right to select the managing underwriter or underwriters for the offering; provided, that such underwriter or underwriters shall be reasonably acceptable to the Company. In the event of an underwritten offering, the right of any Holder to include all or any portion of its Registrable Securities in a registration pursuant to this Section 2.01 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in such underwriting. If the Company shall request inclusion in any registration pursuant to Section 2.01 of securities being sold for its own account, or if other Persons shall request inclusion in any registration pursuant to Section 2.01, the Requesting Holders shall offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other Persons in such underwriting and the inclusion of the Company’s and such Person’s other securities of the Company in such underwriting and their acceptance of the further applicable provisions of this Section 2.

(i) Underwriting; Priority. If a registration under this Section 2.01 involves an underwritten offering and the managing underwriter(s) in its good faith judgment advises the Company that the number of Registrable Securities requested to be included in the Registration Statement by the Requesting Holders exceeds the number of securities that can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering (the “Underwriter’s Maximum Number”), the Company shall be required to include in such Registration Statement only such number of securities as is equal to the Underwriter’s Maximum Number and the Company and the Requesting Holders shall participate in such offering in the following order of priority:

(i) First, the Company shall be obligated and required to include in the Registration Statement the number of Registrable Securities that the Requesting Holders (which in all instances, shall not exceed the number of Registrable Securities actually held by such Requesting Holders on the date of the request) have requested to be included in the Registration Statement and underwriting and that does not exceed the Underwriter’s Maximum Number; provided, that if there are multiple Requesting Holders, the Registrable Securities to be included in the Registration Statement shall be allocated among all the Requesting Holders in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them on the date of the request for registration pursuant to Section 2.01. If any Requesting Holder would thus be entitled to include more Registrable Securities than such Requesting Holder requested to be registered, the excess shall be allocated among other Requesting Holders pro rata in the manner described in the preceding sentence.

(ii) Second, the Company shall be entitled to include in such Registration Statement and underwriting that number of shares of Common Stock and/or other securities of the Company that it proposes to offer and sell for its own account or the account of any other Person to the full extent of the remaining portion of the Underwriter’s Maximum Number.

To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of Registrable Securities allocated to any Holder to the nearest 100 shares.

2.02 Piggyback Registration.

(a) Notice of Registrations. In the event that, the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.01) with respect to Common Stock of the Company or other equity securities, whether or not for sale for its own account (other than (i) a Registration Statement on Form S-4 (or any successor form) (ii) a Registration Statement on Form S-8 (or any successor form), (iii) a registration of securities in connection with a Rule 145 transaction or series of transactions solely with respect to an employee benefit plan or (iv) registration relating to the offer and sale of debt securities) (“Company Securities”), it shall give prompt written notice to each Holder of its intention to do so and of the rights of such Holder under this Section 2.02 at least thirty (30) days prior to filing a Registration Statement. Subject to the terms and conditions hereof, such notice shall offer each Holder the opportunity to include in such Registration Statement such number of Registrable Securities as such Holder may request (which in all instances, shall not exceed the number of Registrable Securities actually held by such Holder on the date of the request). Upon the written request of any such Holder made within fifteen (15) days after the receipt of the Company’s notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), the Company shall use its commercially reasonable efforts to effect, in connection with the registration of the Company Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register.

(b) Withdrawal of Registration. If, at any time after giving a written notice of its intention to register any Company Securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register the Company Securities, the Company may, at its election, give written notice of such determination to such Holders and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Company Securities, without prejudice, however, to the rights of the Holders to immediately request that such registration be effected as a registration under Section 2.01 to the extent permitted thereunder.

(c) Underwriting; Priority. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to this Section 2.02, the Company shall be required to include the Holders’ Registrable Securities in such underwriting only in such quantity as the underwriters in their sole discretion determine will not adversely affect the price, timing, distribution or sale of the Company’s securities included in such offering. If the total number of Registrable Securities requested by Holders to be included in such offering exceeds the number of securities to be sold (other than by the Company) in such offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not adversely affect the price, timing, distribution or sale of the securities included in such offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each Holder or in such other proportions as shall mutually be agreed to by all such Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in no event shall the number of Registrable Securities included in the offering be reduced below thirty (30%) percent of the total number of securities included in such offering unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering.

2.03 Certain Information. It is a condition precedent to the obligations of the Company to take any action pursuant to Section 2.01 or 2.02 with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company, within the timeframe specified by the company, such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request to the extent required to effect the registration of such Holder’s Registrable Securities.

2.04 Expenses. Except as otherwise provided in this Agreement, if the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.01 or 2.02, the Company shall pay all Registration Expenses with respect to such registration or proposed registration whether or not a Registration Statement becomes effective or the offering is consummated; provided, that if a registration under Section 2.01 is withdrawn, and the Requesting Holders elect not to have such registration counted as a registration under Section 2.01, the Requesting Holders shall pay the Registration Expenses of such registration; provided, further, that if at the time of such withdrawal, the Requesting Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Requesting Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Requesting Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.01. All fees and expenses of one counsel to the Selling Holders in connection with such registration shall be borne and paid by the Company.

2.05 Registration and Qualification.

(a) If the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.01 or 2.02, the Company shall as promptly as practicable:

(i) prepare and within sixty (60) days after the request of the Initial Requesting Holder has been given, in the case of a registration requested pursuant to Section 2.01) file and use its commercially reasonable efforts to cause to become effective as promptly as practicable a Registration Statement relating to the Registrable Securities to be offered in accordance with the intended method of disposition thereof, and use commercially reasonable efforts to keep such Registration Statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, that such one hundred eighty (180) day period shall be extended for a period of time equal to the period the Holders refrain, at the request of any underwriter, from selling any securities included in such registration;

(ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement;

(iii) furnish to each Holder, as far in advance as reasonably practicable before filing any Registration Statement in which such Holder’s Registrable Securities will be included or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC), and provide each such Holder the opportunity to object to any information (x) pertaining to such Holder and its plan of distribution that is contained therein and/or (y) to the extent necessary, if at all, to lawfully complete the filing or maintain the effectiveness thereof, and in either such case make such reasonable corrections as are requested by such Holder with respect to such information prior to filing the Registration Statement or such supplement or amendment thereto;

(iv) furnish to the Selling Holders and to any underwriter of such Registrable Securities such number of conformed copies of a prospectus with respect to such Registration Statement (including each preliminary prospectus, free writing prospectus and any summary prospectus), as required by the Securities Act, and such other documents as the Selling Holders or such underwriter may reasonably request in order to facilitate their disposition of Registrable Securities;

(v) ensure that at the time of pricing the offering of any Registrable Securities, the Registration Statement, prospectus or prospectus supplement included in such Registration Statement, as then in effect, and any free writing prospectus related thereto includes all information necessary such that a seller of such Registrable Securities would not be liable under Section 12(a)(2) of the Securities Act and such offering, and the sale of such Registrable Securities in connection therewith, would not constitute a violation of Section 17(a)(2) of the Securities Act;

(vi) notify each Selling Holder at any time when a prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus or prospectus supplement included in such Registration Statement, as then in effect, or free writing prospectus related thereto, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such Selling Holder a reasonable number of copies of a supplement to or an amendment of such prospectus, prospectus supplement or free writing prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus, prospectus supplement or free writing prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(vii) after the filing of the Registration Statement, promptly notify each Selling Holder in writing of the effectiveness thereof and of any stop order issued or threatened by the SEC, and take all commercially reasonable actions required to prevent the entry of any stop order or to promptly remove any stop order if entered, and promptly notify each Selling Holder of such lifting or withdrawal of any stop order;

(viii) use commercially reasonable efforts to register or qualify all Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions within the United States as the Selling Holders or any underwriter of such Registrable Securities shall request, and promptly notify the Selling Holders of the receipt of any notification with respect to the suspension of the qualification of Registrable Securities for sale or offer in any such jurisdiction;

(xi) use commercially reasonable efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things (including using its commercially reasonable efforts to promptly remove any suspension of such Registration Statement) which may be necessary or advisable to enable the Selling Holders or any such underwriter to consummate the disposition of the Registrable Securities covered by such Registration Statement in such jurisdictions within the United States as the Selling Holders or any underwriter of such Registrable Securities shall request; provided, that the Company shall not for any such purpose be required to qualify to do business in any jurisdiction wherein it is not so qualified, or to file a consent to service of process in any such jurisdiction, except in each case as may be required by the Securities Act;

(x) use commercially reasonable efforts to ensure that any free writing prospectus utilized in connection with any registration covered by this Section 2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xi) in the case of an underwritten offering, furnish to each Selling Holder and to any underwriter of such Registrable Securities (A) an opinion of counsel for the Company addressed to such underwriter and each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the Registration Statement) and (B) “cold comfort” letters dated as of the effective date of the Registration Statement and brought down to the date of closing under the underwriting agreement addressed to such underwriter and each Selling Holder and signed by the independent public accountants who have audited the financial statements of the Company included in such Registration Statement, in each such case covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in connection with the consummation of underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements;

(xii) use commercially reasonable efforts to cause all such Registrable Securities covered by such Registration Statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(xiii) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 2.01 or 2.02 unlegended certificates, except to the extent required under the Purchase Agreement or applicable law, representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters (and, in the case of Registrable Securities registered on a Shelf Registration Statement, at the request of any Holder, deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow such Registrable Securities to be sold from time to time);

(xiv) not later than the effective date of the applicable Registration Statement, provide (A) a transfer agent and registrar (if the Company does not already have such an agent), (B) a CUSIP number for all Registrable Securities included in such Registration Statement, and (C) the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company or other applicable clearing agency;

(xv) in the case of an underwritten offering, cause the senior executive officers of the Company to participate in any customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xvi) make available to the appropriate representatives of the underwriters, if any, and all Selling Holders, access to such information and Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act, including without limitation such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of the Company with its officers and the independent public accountants who have certified the financial statements of the Company as shall be necessary, in the reasonable opinion of the Selling Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; and

(xvii) otherwise use its reasonable best efforts to comply with all applicable securities Laws, including the rules and regulations of the SEC.

(b) If the Company has delivered a prospectus or prospectus supplement to the Selling Holders, and following such delivery such prospectus or prospectus supplement is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Holders and, if requested, the Selling Holders shall immediately cease making offers of Registrable Securities and return to the Company all such prospectuses or prospectus supplements in their possession. The Company shall promptly provide the Selling Holders with a revised prospectus or prospectus supplement, and thereafter the Selling Holders shall be free to resume making offers of the Registrable Securities, using such revised prospectus or prospectus supplement, as applicable.

(c) In the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed (or would have a material adverse effect on any confidential negotiations or other confidential business activities), the Company shall direct the Selling Holders to discontinue sales of Registrable Securities pursuant to such Registration, and each Selling Holder shall immediately so discontinue, until such Selling Holder has received copies of a supplemented or amended prospectus or until such Selling Holder is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company shall provide the Selling Holders with any such supplemented or amended prospectuses or additional or supplemental filings, as the case may be. Notwithstanding anything to the contrary in this Agreement, the Company shall not exercise its rights under this Section 2.05(c) to suspend sales of Registrable Securities for a period in excess of ninety (90) days consecutively (such period of suspension under this Section 2.05(c), the “Suspension Period”); provided, that the Suspension Period, taken together with any Postponement Period pursuant to Section 2.01(d), shall not exceed one hundred and twenty (120) days in any 365-day period.

(d) The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus, or any free writing prospectus, that refers to any Holder covered thereby by name, or otherwise identifies such Holder, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law, in which case the Company shall provide written notice to such Holders no less than five (5) business days prior to the filing.

2.06 Underwriting Agreement.

(a) In connection with any underwritten offering of Registrable Securities, the Company shall enter into an underwriting agreement in customary form with the underwriters for such offering, which agreement will contain such representations, warranties and covenants by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.07, and agreements as to the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 2.05(a)(xi). Subject to the last sentence of this Section 2.06(a), the Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, which shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions on the part of selling shareholders, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.07. All of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters included in each such underwriting agreement shall also be made to and for the benefit of such Selling Holders, and any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Selling Holders. No Selling Holder shall be required in any such underwriting agreement to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder, ownership of such Selling Holder’s Registrable Securities, such Selling Holder’s intended method of distribution and any written information specifically provided by such Selling Holder for inclusion in the Registration Statement; and any liability of such Selling Holder to any underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall in no case be greater than the amount of the net proceeds received by such Selling Holder upon the sale of Registrable Securities pursuant to such Registration Statement and in no event shall relate to anything other than information about such Holder specifically provided in writing by such Holder for use in the Registration Statement.

(b) If any Requesting Holder refuses to enter into any underwriting agreement that complies with the terms of this Section 2.06, such Holder shall be excluded from such registration, and such Holder’s Registrable Securities shall be withdrawn from such registration. If Registrable Securities are so withdrawn from the registration and if the number of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2.01(i) or 2.02(c), as applicable, the Company shall then offer to all Selling Holders who have retained rights to include securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Selling Holders requesting additional inclusion, as set forth in Section 2.01(i) or 2.02(c), as applicable.

2.07 Indemnification and Contribution.

(a) Company’s Indemnification Obligations. To the extent permitted by Law, the Company shall indemnify and hold harmless each Selling Holder, all Affiliates of each Selling Holder, and each of their respective directors, officers, members, managers, partners, employees, stockholders, agents and advisors and each Person, if any, who controls each Selling Holder within the meaning of Section 15 of the Securities Act (collectively, the “Selling Holder Indemnified Persons”), from and against any and all losses, claims, damages and liabilities (including any legal or other costs, fees and expenses reasonably incurred in connection with defending or investigating any such action or claim, “Damages”) insofar as such Damages are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any free writing prospectus, any preliminary prospectus or prospectus (as amended or supplemented), offering circular or other document relating to the Registrable Securities, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any other information provided by the Company, either directly or through the underwriters, to any purchaser of Registrable Securities in connection with or at the time of sale of such Registrable Securities or any omissions of material facts that any purchaser of Registrable Securities lacked at the time of sale of such Registrable Securities or (iv) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities Laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification, or compliance, except insofar as such Damages are caused by (y) any such untrue statement or omission or alleged untrue statement or omission which is based upon and in conformity with information relating to a Selling Holder which is furnished to the Company in writing by such Selling Holder Indemnified Person expressly for use therein; provided, that the indemnity agreement contained in this Section 2.07(a) shall be subject to compliance with Section 2.07(c), and provided, further, that the foregoing exception to the indemnity agreement contained in this Section 2.07(a) shall not apply to the extent that the Selling Holder has furnished in writing to the Company prior to the filing of any such Registration Statement, amendment thereof, free writing prospectus, preliminary prospectus, prospectus, offering circular, amendment or supplement information expressly for use in such Registration Statement, amendment thereof, free writing prospectus, preliminary prospectus, prospectus, offering circular, amendment or supplement which corrected or made not misleading information previously furnished to the Company, and the Company failed to include such information therein or (z) the use by such Holder of an outdated, defective or otherwise unavailable prospectus after the Company has notified such Holder in writing that the prospectus is outdated, defective or otherwise unavailable for use by such Holder.

(b) To the extent permitted by Law, each Selling Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, all Affiliates of the Company, each of their respective directors, officers, members, managers, partners, employees, stockholders, agents and advisors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (collectively, the “Company Indemnified Persons”), from and against any and all Damages insofar as such Damages are caused by (x) the use by such Holder of an outdated, defective or otherwise unavailable prospectus after the Company has notified such Holder in writing that the prospectus is outdated, defective or otherwise unavailable for use by such Holderor (y) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any free writing prospectus, preliminary prospectus or prospectus (as amended or supplemented), offering circular or other document relating to the Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for use in a Registration Statement, any free writing prospectus, preliminary prospectus, prospectus, offering circular, or any amendments or supplements thereto, it being understood and agreed that the only information furnished or to be furnished for use in any such Registration Statement, free writing prospectus, preliminary prospectus, prospectus, offering circular, or amendment or supplement thereto are statements specifically relating to (i) the beneficial ownership of shares of Common Stock by such Selling Holder and its Affiliates as disclosed in the section of such document entitled “Selling Stockholders” or “Principal and Selling Stockholders” or other documents thereof; provided, that such Selling Holder shall not be liable in any such case to the extent that the Selling Holder has furnished in writing to the Company prior to the filing of any such Registration Statement, free writing prospectus, preliminary prospectus, prospectus, offering circular, amendment or supplement information expressly for use in such Registration Statement, preliminary prospectus, prospectus, offering circular, amendment or supplement which corrected or made not misleading information previously furnished to the Company, and the Company failed to include such information therein. Notwithstanding any other provision of this Section 2.07, each Selling Holder’s obligations to indemnify pursuant to this Section are several, and not joint and several, and no Selling Holder’s obligations to indemnify pursuant to this Section 2.07 in connection with any given registration shall exceed the amount of net proceeds received by such Selling Holder in connection with the offering of its Registrable Securities under such registration.

(c) Each party indemnified under Section 2.07(a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all fees and expenses; provided, that the failure of any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify. In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the sole expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such indemnified party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the fees and expenses of one separate counsel (together with any required local counsel) shall be at the sole expense of the indemnifying party. In the case of any such additional separate firm for the Holders as indemnified parties, such firm shall be designated in writing by the indemnified party that had the largest number of Registrable Securities included in such registration. It is understood that the indemnifying party shall not, other than as provided in the preceding sentence, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened claim or action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding and imposes no obligations on such indemnified party other than the payment of monetary damages (which damages will be paid by the indemnifying party hereunder).

(d) If the indemnification provided for in this Section 2.07 shall for any reason be unavailable (other than in accordance with its terms), including without limitation instances where (i) a party otherwise entitled to indemnification is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced, notwithstanding the fact that this Section 2.07 provides for indemnification, or (ii) contribution under the Securities Act may be required on the part of any party hereto, for which indemnification is provided under this Section 2.07, then the indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by the indemnified party as a result of any Damages that would otherwise be indemnifiable hereunder, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.07(d) to the contrary, in no event shall a Selling Holder’s liability pursuant to this Section 2.07(d), when combined with the amounts paid or payable by such Selling Holder pursuant to Section 2.07(b), in connection with any given registration, exceed the net proceeds received by such Selling Holder in connection with the offering of its Registrable Securities under such registration. In addition, no Holder of Registrable Securities or any Affiliate thereof shall be required to pay any amount under this Section 2.07(d) unless such Person or entity would have been required to pay an amount pursuant to Section 2.07(b) if it had been applicable in accordance with its terms. The parties to this Agreement agree that it would not be just and equitable if contribution pursuant to this Section 2.07(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 2.07, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.07(a) and 2.07(b) without regard to the relative fault of said indemnifying parties or indemnified party.

(e) The obligations of the parties under this Section 2.07 shall be in addition to any liability which any party may otherwise have to any other party.

(f) The rights and obligations of the Company and the Selling Holders under this Section 2.07 shall survive the termination of this Agreement, and shall control over any inconsistent or conflicting provisions in any underwriting agreement.

2.08 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of the Agreement, including this Agreement.

2.09 Rule 144. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a) make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times from and after the Initial Registration Statement Date;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) so long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request (i) to the extent accurate, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the Initial Registration Statement Date), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company (at any time from and after ninety (90) days following the Initial Registration Statement Date), and (iii) such other information as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

2.10 Termination. All of the Company’s obligations to register Registrable Securities under Section 2 of this Agreement with respect to a Holder shall terminate upon the date on which such Holder holds no Registrable Securities

III.	MISCELLANEOUS

3.01 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (a) in person, (b) by facsimile or other electronic communication with confirmation of transmission by the transmitting equipment, or (c) by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or facsimile numbers or at such other addresses or facsimile numbers as shall be specified by the parties by like notice:

if to the Holder, to:

David Davidovich

c/o Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Tiffany Pollard

Email: Tiffany.Pollard@FriedFrank.com

Fax No.: (212) 859-4000

With a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Tiffany Pollard

Fax No.: (212) 859-4000

if to the Company, to:

Cleveland BioLabs, Inc.

73 High Street

Buffalo, New York USA 14203

Attention: Chief Executive Officer

Facsimile: +1-716-849-6810

Email: notices@cbiolabs.com

With a copy (which shall not constitute notice) to:

Cooley LLP

500 Boylston Street

Boston, Massachusetts 02116

Attention:	Marc Recht and
Miguel J. Vega
Email:	mrecht@cooley.com; and
mvega@cooley.com

Facsimile: +1-617-937-2400

3.02 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

3.03 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

3.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holders of a majority of the Registrable Securities. The Holder may assign any or all of its rights under this Agreement to any Person to whom the Holder assigns or transfers any Registrable Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Registrable Securities, by the provisions of this Agreement that apply to the “Holder.”

3.05 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

3.06 Jurisdiction.

(a) The parties agree that any Action (as defined in the Purchase Agreement) seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of such party’s Affiliates or against any party or any of such party’s Affiliates) shall be brought exclusively in the Court of Chancery of the State of Delaware or, if such court shall not have jurisdiction, exclusively in any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Action and irrevocably waives, to the fullest extent permitted by Law (as defined in the Purchase Agreement), any objection that such party may now or hereafter have to the laying of the venue of any such Action in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such Action may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided hereunder shall be deemed effective service of process on such party.

(b) EACH OF THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY DESIGNATES THE CORPORATION TRUST COMPANY (IN SUCH CAPACITY, THE “PROCESS AGENT”), WITH AN OFFICE AT 1209 ORANGE STREET, CITY OF WILMINGTON, COUNTY OF NEW CASTLE, DELAWARE 19801 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT; PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO EACH OTHER SUCH PARTY IN THE MANNER PROVIDED IN SECTION 3.01 OF THIS AGREEMENT. EACH PARTY SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT SUCH PARTY WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN WILMINGTON, DELAWARE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW. EACH OF THE COMPANY AND THE PURCHASER HEREBY IRREVOCABLY DESIGNATES THE CORPORATION TRUST COMPANY (IN SUCH CAPACITY, THE “PROCESS AGENT”), WITH AN OFFICE AT 1209 ORANGE STREET, CITY OF WILMINGTON, COUNTY OF NEW CASTLE, DELAWARE 19801 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT; PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO EACH OTHER SUCH PARTY IN THE MANNER PROVIDED IN SECTION 3.01 OF THIS AGREEMENT. EACH PARTY SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT SUCH PARTY WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN WILMINGTON, DELAWARE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

3.07 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

3.08. WAIVERS IRREVOCABLE. EACH PARTY EXPRESSLY ACKNOWLEDGES THAT THE WAIVERS IN SECTION 3.07 AND SECTION 3.08 ARE INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF DELAWARE AND OF THE UNITED STATES OF AMERICA.

3.09 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party shall have received a counterpart hereof signed by all of the other parties. Until and unless each party has received a counterpart hereof signed by all of the other parties, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement

3.10. Entire Agreement. This Agreement, the Purchase Agreement and the documents executed in connection therewith constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter of this Agreement.

3.11. Severability. If any term, provision, covenant or restriction (or party thereof) of this Agreement is held by a court of competent jurisdiction or other Governmental Entity (as defined in the Purchase Agreement) to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions (or party thereof) of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible

3.12. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Company and the Company, as the case may be, and the Holders and their permitted assigns, and nothing in this Agreement, express or implied, other than Section 2.07 of this Agreement (which is expressly for the benefit of the Selling Holder Indemnified Persons and Company Indemnified Persons and may be enforced by them), is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever.

3.13 Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

3.14 Specific Performance. In addition to being entitled to exercise all rights provided herein or granted by Law, including recovery of damages, the parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof exclusively in the Court of Chancery of the State of Delaware or, if such court shall not have jurisdiction, exclusively in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at Law or in equity, and the parties further waive any requirement for the securing or posting of any bond or proof of actual damages in connection with any such remedy.

3.15. Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Agreement or any amendments thereto.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed as of the date first written above.

COMPANY:

CLEVELAND BIOLABS, INC.

By:
Name:	Yakov Kogan, Ph.D., MBA
Its:	Chief Executive Officer

HOLDER:

By:
Name:	David Davidovich